SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549


AMENDMENT NO. 1 TO
FORM 8-K
FILED FEBRUARY 14, 2000


CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 28, 2000

CONSOLIDATED NATURAL GAS COMPANY
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(Exact name of registrant as specified in its charter)



     Delaware                        1-3196                  54-1966737
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(State of incorporation)           (Commission             (IRS Employer
                                    File Number)         Identification No.)




120 Tredegar Street; Richmond, Virginia  23219

(Address of principal executive offices, including zip code)


Registrant's telephone number, including area code:  (804) 819-2000


Not Applicable

 (Former name or former address, if changed since last report.)

The following Item 4 disclosure restates the response under Item 4 of the Current Report on Form 8-K of Consolidated Natural Gas Company previously filed with the Securities and Exchange Commission on February 14, 2000.


ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)	The merger of Consolidated Natural Gas Company (Old CNG) into a wholly-
owned subsidiary (New CNG) of Dominion Resources, Inc. (Dominion) was consummated on January 28, 2000. New CNG was the survivor of the merger and its name was changed to "Consolidated Natural Gas Company."
The transaction was completed in accordance with the description of the merger in the Form S-4 Registration/Proxy Statement effective May 21,
1999, SEC File No. 333-75669.

PricewaterhouseCoopers LLP (PwC) was the certifying accountant for Old CNG. PwC was dismissed on the date the merger was consummated.
Correspondingly, Deloitte & Touche LLP (D&T), the certifying accountant for Dominion, was engaged by New CNG on the date the merger was consummated.

The PwC's report on the financial statements of Old CNG for the past two years ended December 31, 1999 did not contain an adverse opinion, or a disclaimer of opinion, and was not qualified or modified in any way.
The decision to change independent accountants was not recommended or approved by Old CNG's board of directors or its audit committee of the board of directors. However, the decision to retain one independent accounting firm was made by the management of Dominion and was recommended by the audit committee and approved by the board of directors of Dominion on January 21, 2000 subject to the closing of the merger on January 28, 2000.

During Old CNG's two most recent fiscal years ended December 31, 1999 and the subsequent interim period preceding the dismissal of PwC, there were no disagreements between management and PwC on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report. Also, during this same period there were no reportable events as defined or listed in Item 304 of Regulation S-K.

PwC has furnished the registrant with a letter, filed herewith as
Exhibit 16, expressing its agreement with the representations made in this amendment to Form 8-K.

(b)	D&T, the existing certifying accountant of Dominion at the time of the merger, was engaged by New CNG on the date the merger was consummated so that Dominion and all its significant subsidiaries would be audited by a single independent accounting firm. For the two most recent fiscal years ended December 31, 1999 and the subsequent interim period prior to the engagement of D&T, the management of Old CNG did not consult with D&T on any accounting, auditing or financial reporting issues.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibit

16 - Letter re:  change in certifying accountant (filed herewith).

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CONSOLIDATED NATURAL GAS COMPANY
                                             --------------------------------
                                                       (Registrant)


			J. L. Trueheart
                                          By:
                                          ----------------------------------
                                                     (J. L. Trueheart)
                                                   Group Vice President
                                                       and Controller
                                                (Principal Accounting Officer)

April 4, 2000